SEPTEMBER 23, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

SUMMARY PROSPECTUS OF

HARTFORD SCHRODERS TAX-AWARE BOND ETF

DATED NOVEMBER 27, 2019

HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS

DATED NOVEMBER 27, 2019, AS SUPPLEMENTED THROUGH MARCH 25, 2020

This Supplement contains new and additional information regarding Hartford Schroders Tax-Aware Bond ETF and should be read in connection with your Summary Prospectus and Prospectus.

Effective as of March 31, 2021, Andrew B.J. Chorlton, CFA will no longer serve as a portfolio manager to the Hartford Schroders Tax-Aware Bond ETF (the “Fund”). Effective October 1, 2020, Mr. Chorlton will assume new responsibilities as Head of Fixed-Income for Schroders plc and its affiliates. Effective October 1, 2020, David May will be added as a portfolio manager of the Fund. From October 1, 2020 through March 31, 2021, Mr. Chorlton will transition his portfolio management responsibilities to Mr. May. Accordingly, effective October 1, 2020, the following changes are being made to the above referenced Summary Prospectus and Prospectus:

(1)	Under the heading “Management” in the above referenced Summary Prospectus and the heading “Hartford Schroders Tax-Aware Bond ETF Summary Section - Management” in the above referenced Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Andrew B.J. Chorlton, CFA*	Portfolio Manager	2017
Neil G. Sutherland, CFA	Portfolio Manager	2017
Julio C. Bonilla, CFA	Portfolio Manager	2017
Lisa Hornby, CFA	Portfolio Manager	2018
David May	Portfolio Manager	2020
*	Effective March 31, 2021, Mr. Chorlton will no longer serve as a portfolio manager to the Fund. From October 1, 2020 through March 31, 2021, Mr. Chorlton will transition his portfolio management responsibilities to Mr. May.

(2)	Under the heading “The Investment Manager and Sub-Advisers – Portfolio Managers – Tax-Aware Bond ETF” in the above referenced Prospectus, the following changes are made to the list of portfolio managers:

(a)	The following sentences are added to the biography of Andrew B.J. Chorlton, CFA:

Effective October 1, 2020, Mr. Chorlton will assume new responsibilities as Head of Fixed-Income for Schroders. Effective as of March 31, 2021, Mr. Chorlton will no longer serves as a portfolio manager for the Fund.

(b)	The following information is added to the list of portfolio managers:

David May, Portfolio Manager, will serve as a portfolio manager of the Fund effective October 1, 2020. He has been associated with Schroders since 2019. Mr. May joined the fixed income investment team as a Portfolio Manager, specializing in municipal bonds. Prior to joining Schroders, Mr. May previously served as a portfolio manager with separately managed municipal accounts at Strategic Partners Investment Advisors from 2010 through 2018 and Wasemer Schroeder from 2018 through 2019. Prior to this, Mr. May worked at UBS for 2 years as a data analyst where he primarily supported the firm’s prime brokerage business. He holds a BSc in Business Administration from Champlain College (Hons).

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7559ETF	September 2020